As Filed with the Securities and Exchange Commission on September 24 1999
                                                    Registration No. 333-
==========================================================================


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                          ----------------------


                                 Form S-8
                          REGISTRATION STATEMENT
                                  Under
                        THE SECURITIES ACT OF 1933

                          ----------------------



                     INTERNATIONAL BUSINESS MACHINES
                               CORPORATION
          (Exact name of registrant as specified in its charter)


           New York                                     13-0871985
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                             New Orchard Road
                          Armonk, New York 10504
                 (Address of Principal Executive Offices)

                          ----------------------

      Sequent Computer Systems, Inc. 1987 Employee Stock Option Plan
         Sequent Computer Systems, Inc. 1989 Stock Incentive Plan Sequent Computer Systems, Inc. 1995 Stock Incentive Plan
          Sequent Computer Systems, Inc. 1996 Stock Option Plan Sequent Computer Systems, Inc. 1997 Stock Option Plan
                          ----------------------


                           Andrew Bonzani, Esq.
                  Assistant Secretary and Senior Counsel
               International Business Machines Corporation
                          Armonk, New York 10504
                              (914) 499-1900
(Name, address and telephone number, including area code, of agent for service)
                          ----------------------


                                             CALCULATION OF REGISTRATION FEE

              Title of                      Amount         Proposed maximum     Proposed maximum
             securities                     to be         offering price per   aggregate offering      Amount of
          to be registered                registered            share                price         registration fee
-------------------------------------------------------------------------------------------------------------------

Common Stock, par value $.20 per share   1,288,100 [1]       $17.78125 [2]     $22,904,028.13 [2]      $6,367.32
-------------------------------------------------------------------------------------------------------------------

[1] Based on 9,248,282 shares subject to outstanding options under the Sequent Computer
Systems, Inc. 1987 Employee Stock Option Plan, the Sequent Computer Systems, Inc. 1989 Stock
Incentive Plan, the Sequent Computer Systems, Inc. 1995 Stock Incentive Plan, the Sequent
Computer Systems, Inc. 1996 Stock Option Plan and the Sequent Computer Systems, Inc. 1997 Stock
Option Plan.

[2] Estimated solely for the purpose of determining the registration fee in accordance with
Rule 457(h) under the Securities Act of 1933 on the basis of the highest and lowest prices of the registrant's Common Stock reported on the New York Stock Exchange Composite Tape on
September 21, 1999.
-----------------------------------------------------------------------------------------------

                                 Part II

           INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

The following documents previously filed with the Securities and Exchange Commission are incorporated by reference herein and shall be deemed a part hereof:

          (a) The Annual Report of International Business Machines Corporation ("IBM") on Form 10-K for the fiscal year ended December 31, 1998, filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

          (b) All other reports filed by IBM pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1998.

          (c) The description of IBM's common stock, contained in IBM's registration statements filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating any such description.

All documents filed by IBM pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel.

          The validity of the IBM common stock, par value $.20 per share, offered hereby has been passed upon by Andrew Bonzani, Assistant Secretary and Senior Counsel of IBM. As of September 23, 1999, Mr. Bonzani beneficially owns shares of IBM common stock, par value $.20 per share, and options to purchase shares of IBM common stock, par value $.20 per share.

Item 6.  Indemnification of Directors and Officers.

The By-Laws of IBM (Article VI, Section 6) provide the following:

          "The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, for which any director or officer of the Corporation served in any capacity at the request of the Corporation), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. Such indemnification shall be a contract right and shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law in effect at any time. Indemnification shall be deemed to be 'permitted' within the meaning of the first sentence hereof if it is not expressly prohibited by applicable law as in effect at the time."

The Certificate of Incorporation of IBM (Article Eleven) provides the following:

          "Pursuant to Section 402(b) of the Business Corporation Law of the State of New York, the liability of the Corporation's directors to the Corporation or its stockholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the Business Corporation Law of the State of New York, as it exists on the date hereof or as it may hereafter be amended. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

     With certain limitations, Sections 721 through 726 of the New York Business Corporation Law permit a corporation to indemnify a director or officer made a party to an action (i) by a corporation or in its right in order to procure a judgment in its favor unless he shall have breached his duties, or (ii) other than an action by or in the right of the corporation in order to procure a judgment in its favor, if such director or officer acted in good faith and in a manner he reasonably believed to be in or, in certain cases not opposed to such corporation's interest and additionally, in criminal actions, had no reasonable cause to believe his conduct was unlawful.

In addition, IBM maintains directors' and officers' liability insurance policies.

Item 8.  Exhibits.

Exhibit Number                            Description
---------------                           ------------

5 The opinion, dated September 23, 1999, of Andrew Bonzani, Esq., Assistant Secretary and Senior Counsel of IBM

23.1      Consent of Independent Accountants

23.2      Consent of Counsel (included in Exhibit 5)

24        Powers of Attorney

Item 9.  Undertakings.

(a)  The undersigned registrant hereby undertakes:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of North Castle, State of New York, on the 23rd day of September 1999.



                                            INTERNATIONAL BUSINESS MACHINES
                                            CORPORATION
                                            By
                                            /s/ Andrew Bonzani
                                            ---------------------------------
                                            (Andrew Bonzani, Esq., Assistant
                                             Secretary and Senior Counsel)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 23rd day of September, 1999.


Signature                                    Title
---------                                    -----

              *
-----------------------------           Chairman of the Board of Directors
Louis V. Gerstner, Jr.                  and Chief Executive Officer (Principal
                                        Executive Officer)

              *
-----------------------------           Senior Vice President and
Douglas L. Maine                        Chief Financial Officer (Principal
                                        Financial Officer)

              *
-----------------------------           Vice President and Controller
Mark Loughridge

              *
-----------------------------           Director
Cathleen Black


              *
-----------------------------           Director
Kenneth I. Chenault

              *
-----------------------------           Director
Nannerl O. Keohane
Director

              *
-----------------------------           Director
Charles F. Knight

              *
-----------------------------           Director
Minoru Makihara

              *
-----------------------------           Director
Lucio A. Noto

              *
-----------------------------           Director
John B. Slaughter

              *
-----------------------------           Director
Alex Trotman

              *
-----------------------------           Director
Lodewijk C. van Wachem

              *
-----------------------------           Director
Charles M. Vest


     *The undersigned, by signing his name hereto, does hereby execute this Registration Statement pursuant to powers of attorney filed as exhibits to this Registration Statement.



                                        by: /s/ Andrew Bonzani
                                        ---------------------------
                                              Andrew Bonzani, Esq.
                                              Attorney-n-Fact

                              EXHIBIT INDEX

EXHIBIT NO.

5         Opinion of Andrew Bonzani, Esq., Assistant Secretary and Senior
          Counsel

23.1 Consent of Independent Accountants 23.2 Consent of Counsel (included in Exhibit 5)

24        Power of Attorney

                                                       September 23, 1999

International Business Machines Corporation
New Orchard Road
Armonk, NY 10504

Ladies and Gentlemen:

I am Assistant Secretary and Senior Counsel of International Business Machines Corporation (herein called the "Corporation") and an attorney duly admitted to practice in the State of New York. I am familiar with the Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") regarding the shares of common stock, par value $.20 per share, of the Corporation (the "Shares") to be issued pursuant to the Sequent Computer Systems, Inc. 1987 Employee Stock Option Plan, the Sequent Computer Systems, Inc. 1989 Stock Incentive Plan, the Sequent Computer Systems, Inc. 1995 Stock Incentive Plan, the Sequent Computer Systems, Inc. 1996 Stock Option Plan and the Sequent Computer Systems, Inc. 1997 Stock Option Plan (collectively, the "Plans").

I have reviewed such documents and records as I have deemed necessary or appropriate to enable me to express an informed opinion with respect to the matters covered hereby.

Based upon the foregoing, I am of the opinion that, when issued or sold in accordance with the terms of the Plans, the Shares will be validly issued, fully paid and nonassessable.

I hereby consent to the use of my name in the Registration Statement as counsel who has passed upon the legality of the Shares, and to the use of this opinion as part of the Registration Statement as required by Section 7 of the Securities Act.


                                        Very truly yours,

                                        /s/ Andrew Bonzani
                                        --------------------------------
                                        Andrew Bonzani, Esq.
                                        Assistant Secretary and Senior Counsel

                                                             EXHIBIT 23.1




                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1999, which appears on page 53 of the 1998 Annual Report to Stockholders of International Business Machines Corporation, which is incorporated by reference in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 11 of such Annual Report on Form 10-K.



                                        /s/  PricewaterhouseCoopers LLP
                                        -------------------------------
                                        PricewaterhouseCoopers LLP

New York, New York
September 23, 1999

                                                               EXHIBIT 24

               POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Louis V. Gerstner, Jr.
                                        ----------------------------------
                                        Louis V. Gerstner, Jr.
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer

                                                               EXHIBIT 24

                  POWER OF ATTORNEY OF DOUGLAS L. MAINE



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Douglas L. Maine
                                        ---------------------------
                                        Douglas L. Maine
                                        Senior Vice President and
                                        Chief Financial Officer

                                                               EXHIBIT 24

                   POWER OF ATTORNEY OF MARK LOUGHRIDGE



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Mark Loughridge
                                        -----------------------------
                                        Mark Loughridge
                                        Vice President and Controller

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Cathleen Black
                                        ------------------------
                                        Director

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Kenneth I. Chenault
                                        ---------------------------
                                        Director

                                                               EXHIBIT 24


                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Nannerl O. Keohane
                                        ---------------------------
                                        Director

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.





                                        /s/  Charles F. Knight
                                        --------------------------
                                        Director

                                                               EXHIBIT 24


                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Minoru Makihara
                                        ----------------------------
                                        Director

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Lucio A. Noto
                                        ----------------------
                                        Director

                                                               EXHIBIT 24


                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of September, 1999.




                                        /s/  John B. Slaughter
                                        ---------------------------
                                        Director

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Alex Trotman
                                        ----------------------
                                        Director

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/  Lodewijk C. van Wachem
                                        ----------------------------
                                        Director

                                                               EXHIBIT 24

                    POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed or exchanged by the Corporation that were issued by Sequent Computer Systems, Inc., hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Mark Loughridge, Daniel E. O'Donnell, Walter S. Berman, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF I, the undersigned, have executed this Power of Attorney as of this 29th day of June, 1999.




                                        /s/ Charles M. Vest
                                        --------------------------
                                        Director